UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2005

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LYDALL, INC.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 18, 2005, the Company announced a realignment of executive responsibilities at its Corporate Headquarters. In effecting this realignment, the role of Executive Vice President and Chief Operating Officer was eliminated and, consequently, Christopher R. Skomorowski, who has served in that capacity, will be leaving the Company effective September 17, 2005. Severance benefits under the Company’s employment agreement with Mr. Skomorowski (a copy of which was filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on November 7, 2003) are estimated to be $1.1 million.

A copy of the Company’s press release announcing the realignment of executive responsibilities is attached hereto as Exhibit 99.5 and hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

The following is being filed as an exhibit to this report:

Exhibit Number	Exhibit Description
99.5	Press release dated August 18, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

August 23, 2005	By:	/S/ MARY A. TREMBLAY
Mary A. Tremblay
Vice President, General Counsel and Secretary
(On behalf of the Registrant)

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